Item 1: Report to Shareholders

Health Sciences Portfolio	December 31, 2005

The views and opinions in this report were current as of December 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investor

U.S. stocks produced a third consecutive year of positive returns in 2005, but gains were more modest than in the prior two years. Equities generally sagged through April, amid concerns about inflation and rising short-term interest rates. Despite soaring energy costs, most major indexes gradually worked their way higher as the year progressed—supported by firm economic and corporate earnings growth and merger activity—and finished near their highest levels of the year amid hopes that the Federal Reserve would soon stop raising short-term rates. The year ended on a down note, however, as investors became concerned that economic growth would slow in 2006.

Large-cap shares held up slightly better than small-caps, but mid-cap stocks decisively outperformed both segments. As measured by various Russell indexes, value stocks generally outperformed growth across all market capitalizations for the full year, but the relative performance of growth stocks improved notably in the second half of the year. Despite weakness in pharmaceuticals, health care shares outperformed the more broadly based S&P 500 and Russell 2000 indexes.

Your portfolio gained 16.39% and 13.35% in the 6- and 12-month periods ended December 31, 2005, respectively. As shown in the Performance Comparison table, the portfolio outperformed its Lipper benchmark and the S&P 500 Stock Index for both periods.

MARKET ENVIRONMENT

Biotechnology stocks had a rough first quarter. However, the group rallied strongly from its lows, helped by important new drug approvals, positive earnings surprises, encouraging clinical trial news, and new business transactions and agreements, to finish 2005 with solid full-year gains. The industry was the best-performing industry within its peer group over the last half of the year. Large-cap biotechs performed especially well. As measured by the American Stock Exchange Biotechnology Index, which tracks some of the industry’s largest companies, biotechnology shares rose approximately 25% in 2005. On the other hand, the Nasdaq Biotech Index, which reflects the performance of smaller biotech companies, increased only about 3% during the same period.

Over the last six months, services industry shares also posted solid gains. The group was the best performer within the sector for the year. Services firms (managed care, services, facilities, and distributors) continued to benefit from moderating cost trends, strong earnings growth, and industry consolidation.

Products and devices shares produced slight gains, but underperformed the S&P 500 Stock Index and other health care industries. Acquisition-related activity and product liability issues kept the group in the news, particularly the late second-half takeover battle between fierce rivals Johnson & Johnson and Boston Scientific for control of Guidant (all portfolio holdings). (Please refer to the portfolio of investments for a complete list of the portfolio’s holdings and the amount each represents in the portfolio.)

The pharmaceutical industry was pressured on several fronts, as possible increased regulatory burdens, the imbalance between patent expirations for currently marketed drugs and important new drugs coming onto the market, and the threat of generic competition weighed on the group. Pharmaceuticals were also hurt by ongoing drug safety concerns, the most notable being the numerous lawsuits related to Merck’s COX-2 inhibitor, Vioxx.

In December, Pfizer received a favorable district court ruling in a patent challenge against Lipitor, the industry’s top-selling drug. This was the second critical ruling in a pharmaceutical patent challenge decided this year—Eli Lilly successfully defended its Zyprexa patent in a suit filed by three companies in April. Although each case is evaluated on its own merits, the fact that two patents were successfully defended has had a positive effect on investor confidence, and pharmaceutical shares rallied after both decisions. It is likely that these outcomes helped make the market feel better about the value of intellectual property for patented medications. If either trial had gone the other way, it is likely that the group would have declined on the news.

PORTFOLIO REVIEW

Biotechnology and Pharmaceuticals

The therapeutic business model (the discovery, development, manufacture, and commercialization of medicines or therapeutic devices) is the primary driver of long-term value in the health care sector. Moreover, a therapeutic-based business model in a smaller company can lead to significantly greater leverage from successful new product introductions. In fact, one important new medicine can transform a smaller therapeutic-based company and the value of its stock.

In many instances, Wall Street refers to these smaller, therapeutic-based companies as biotechs. Originally, a firm was classified as a biotech because its research and development focused on large molecules, or proteins, which usually lead to injectable therapeutics. On the other hand, pharmaceutical firms typically work with small molecules and develop pills, tablets, or capsules. However, the label no longer makes a meaningful distinction. Your portfolio’s second-largest holding, Gilead Sciences (drugs for infectious diseases) provides an example of why this classification is of little value. Although Gilead is classified as a biotech, the company’s success is based on its once-a-day small-molecule HIV treatments. Gilead also competes with large-cap firms such as Roche Holdings, Abbott Laboratories, GlaxoSmithKline, and Bristol-Myers Squibb. We prefer to characterize smaller biotechs as emerging pharmaceuticals, and own a number of firms that profit primarily from the pharmaceutical business model.

However, this strategy also encompasses more risk since a firm that is highly dependent on the success or failure of a single drug can decline significantly on bad news. In our last report we wrote about the travails related to Tysabri, a new multiple sclerosis drug jointly developed by Elan and Biogen Idec. In February the companies announced a voluntary marketing suspension of the drug after it was linked to a very rare and potentially fatal disease that affects the central nervous system. Both stocks fell sharply when this news was released, and they were among our biggest detractors for the year. Subsequently, data review by Elan and Biogen resulted in the FDA granting priority review status for Tysabri in November, and Elan was one of our best second-half contributors.

Several established biotech firms are good examples of the type of therapeutic company we favor and help explain why approximately 47% of our assets are invested in thiscategory. For example, Gilead Sciences was a top contributor for the year and number two for the past six months. Gilead delivered better-than-expected earnings behind strong sales of its suite of HIV drugs, especially Truvada, a combination of Viread and Emtriva. In addition, the company that discovered the influenza treatment Tamiflu was able to negotiate higher royalty payments on sales made by the drug’s manufacturer, Roche.

The portfolio also holds significant stakes in Genentech (develops biotherapeutics for serious or life-threatening medical conditions, including cancer) and Amgen (develops human therapeutics in the areas of nephrology, supportive cancer care, and inflammatory disease). These large-caps are early in what should be a strong cycle of earnings growth. Both firms were among our best contributors for the 6- and 12-month periods.

Emerging biotech holding Cephalon (products to treat neurological disorders and cancers) was a top contributor over the half- and full-year periods. We have held Cephalon for some time, partly because we believe that it has one of the key elements of any successful biotechnology investment—a strong management team. The market has been concerned that the company’s primary growth drivers are nearing patent expiration. However, investors today are less concerned because the company recently settled patent litigation regarding Provigil, its medication to treat excessive sleepiness.

On the other hand, the stock performance of OSI Pharmaceuticals (maker of oncology products) was disappointing. The market reacted negatively to its Eyetech Pharmaceuticals acquisition. OSI also continued to face new competitive threats for its cancer drug, Tarceva. Sepracor (drugs for respiratory and central nervous system disorders) was hurt by slowing prescription trends for its key insomnia drug, Lunesta. Investors are also worried about other potential entrants into the sleep-aid market.

Our bias toward owning small- and medium-sized companies should continue. In fact, the investment-weighted median market cap of our holdings is $5.7 billion versus $15.9 billion for the peer group.

We have been very selective in our large-cap pharmaceutical investments, and the portfolio’s exposure to the health care universe’s largest segment remains lower than its peer group. Our relative underweight in U.S. pharmaceutical stocks is not due to the negative publicity surrounding the industry over the last 12 to 18 months; it has been in place for a considerable period. However, the industry’s troubles are well known and seem to be reflected in current valuations that are below the market’s average; it is possible that the shares have bottomed. That does not mean that we expect it to be smooth sailing going forward. We are closely monitoring pharmaceutical industry developments and will act accordingly.

Our largest pharmaceutical holding is Wyeth, a firm that is attractively valued and has a secure earnings outlook in our view. We would also like to take this opportunity to highlight a couple of our newer holdings, as they provide evidence of some of the more eclectic elements of our investment approach. Monsanto, which biologically enhances plant seeds, has dominant intellectual property on plant traits. We believe that the genetic manipulation of plants will be a valuable long-term trend, given the importance of food production in society.

We are also interested in finding good investment opportunities in companies that are based outside the U.S. Astellas is one of Japan’s major pharmaceutical companies that was formed when one of our long-term holdings, Yamanouchi Pharmaceuticals, merged with Fujisawa. We believe the combined company can benefit from lower costs, will be able to return a greater percentage of its net income to shareholders, and will have the necessary size and scale to participate in markets outside of Japan.

Services

Selected managed health care services companies such as WellPoint and UnitedHealth Group were key contributors to our 6- and 12-month performance. UnitedHealth has delivered exceptionally strong earnings growth for many years. The industry’s ability to forecast overall medical cost trends has improved, so these companies can do a better job of pricing their products. Prices are typically set under 12-month contracts, so if costs rise more than anticipated, profit margins will be hurt. However, all indications suggest that cost trends should continue to moderate, providing an attractive backdrop for well-run managed care companies.

OUTLOOK

We seek the strongest companies in each of the four main areas of health care—the pharmaceutical, biotechnology, services, and medical devices industries. Although each subsector offers attractive growth opportunities, we will continue to favor therapeutic companies leveraged to novel products for unmet medical needs.

We believe that pharmaceutical valuations have bottomed. While we do not expect prices to surge from current levels, we believe that the worst is behind us. Over the next 12 to 24 months, we believe pharmaceutical firms will benefit from Medicare D legislation. Drug utilization should increase, as medicines will be more accessible. However, over the longer term, this law will eventually make the government the dominant health care consumer, putting downward pressure on prescription prices. The impact on services firms should be more favorable, as the group should benefit from higher utilization.

Biotechnology shares have delivered strong returns over each of the last three years. In 2005, strong returns from several large-cap firms, in particular, led the way. Several smaller companies also posted strong results. These are signs that the industry is no longer in its infancy. As a result, it is less likely that individual company successes will drive industry performance. Instead, each stock should rise or fall on its own merits.

While large-cap companies (both pharmaceuticals and biotechs) may face significant challenges, many smaller biotechnology firms can be transformed if they are able to gain approval for a product that wins significant market share. Positive news flow often drives the shares of such companies, and more good news is likely. As long as society continues to desire new therapies to soften the impact of disease and price controls are not imposed, health care should remain an area of significant growth potential for the long term.

We appreciate your continued confidence and support.

Respectfully submitted,

Kris H. Jenner
President of the portfolio and chairman of its Investment Advisory Committee

January 23, 2006

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the portfolio’s investment program.

Risks of Growth Investing

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Risks of Health Sciences Investing

Portfolios that invest only in specific industries will experience greater volatility than portfolios investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.

Glossary

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Russell 2000 Index: Consists of the smallest 2,000 companies in the Russell 3000 Index. Performance is reported on a total-return basis.

S&P 500 Stock Index: An index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s weight in the index proportionate to its market value.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II class. II class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Health Sciences Portfolio

Health Sciences Class

	For a share outstanding throughout each period				
	Year Ended 12/31/05**	12/31/04	12/31/03	12/31/02	12/29/00 Through 12/31/01
NET ASSET VALUE					
Beginning of period	$ 10.34	$ 8.94	$ 6.56	$ 9.12	$ 10.00
Investment activities					
Net investment loss	(0.07)	(0.05)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	1.45	1.45	2.43	(2.52)	(0.85)
Total from investment activities	1.38	1.40	2.38	(2.56)	(0.88)
NET ASSET VALUE					
End of period	**$ 11.72**	**$ 10.34**	**$ 8.94**	**$ 6.56**	**$ 9.12**

Ratios/Supplemental Data

Total return^	**13.35%**	**15.66%**	**36.28%**	**(28.07)%**	**(8.75)%**
Ratio of total expenses to average net assets	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of net investment loss to average net assets	(0.65)%	(0.60)%	(0.57)%	(0.55)%	(0.42)%
Portfolio turnover rate	53.8%	49.3%	68.2%	62.2%	81.1%
Net assets, end of period (in thousands)	$ 8,046	$ 6,513	$ 4,365	$ 3,564	$ 4,671

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Health Sciences Portfolio

Health Sciences-II Class

	For a share outstanding throughout each period			
	Year Ended 12/31/05**	12/31/04	12/31/03	4/30/02 Through 12/31/02
NET ASSET VALUE				
Beginning of period	$ 10.27	$ 8.90	$ 6.55	$ 7.96
Investment activities				
Net investment loss	(0.10)	(0.02)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	1.45	1.39	2.41	(1.38)
Total from investment activities	1.35	1.37	2.35	(1.41)
NET ASSET VALUE				
End of period	**$ 11.62**	**$ 10.27**	**$ 8.90**	**$ 6.55**
Ratios/Supplemental Data				
Total return^	**13.15%**	**15.39%**	**35.88%**	**(17.71)%**
Ratio of total expenses to average net assets	1.20%	1.20%	1.20%	1.20%†
Ratio of net investment loss to average net assets	(0.91)%	(0.85)%	(0.82)%	(0.75)%†
Portfolio turnover rate	53.8%	49.3%	68.2%	62.2%
Net assets, end of period (in thousands)	$ 2,987	$ 1,323	$ 112	$ 82

** Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †
T. Rowe Price Health Sciences Portfolio
December 31, 2005

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Health Sciences Portfolio
December 31, 2005
(In thousands except shares and per share amounts)

Assets		
Investments in securities, at value		
Affiliated companies (cost $196)	$	196
Non-affiliated companies (cost $8,545)		11,026
Total investments in securities		11,222
Receivable for investment securities sold		12
Receivable for shares sold		12
Interest and dividends receivable		1
Total assets		11,247
Liabilities		
Written options (proceeds $173)		142
Payable for investment securities purchased		59
Due to affiliates		13
Total liabilities		214
NET ASSETS	**$**	**11,033**
Net Assets Consist of:		
Undistributed net realized loss		(167)
Net unrealized gain		2,512
Paid-in capital applicable to 943,723 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		8,688
NET ASSETS	**$**	**11,033**
NET ASSET VALUE PER SHARE		
Health Sciences Class ($8,046,424 / 686,596 shares outstanding)	**$**	**11.72**
Health Sciences-II Class ($2,986,658 / 257,127 shares outstanding)	**$**	**11.62**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Health Sciences Portfolio
($ 000s)

Year Ended 12/31/05
Investment Income (Loss)		
Income		
Dividend	$	25
Interest		1
Total income		26
Expenses		
Investment management and administrative		85
Rule 12b-1 fees - Health Sciences-II Class		5
Total expenses		90
Net investment loss		(64)
Realized and Unrealized Gain (Loss)		
Net realized gain (loss)		
Securities		266
Written options		131
Foreign currency transactions		(1)
Net realized gain		396
Change in net unrealized gain (loss)		
Securities		896
Written options		54
Change in net unrealized gain		950
Net realized and unrealized gain		1,346
INCREASE IN NET ASSETS FROM OPERATIONS	**$**	**1,282**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Health Sciences Portfolio
($ 000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Health Sciences Portfolio
December 31, 2005

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Health Sciences Portfolio (the fund) is a diversified, open-end management investment company and is one portfolio established by the corporation. The fund seeks long-term capital appreciation. Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Health Sciences Portfolio original share class (Health Sciences class), offered since December 29, 2000, and Health Sciences Portfolio–II (Health Sciences–II class), offered since April 30, 2002. Health Sciences–II shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Purchased and written options are valued at the mean of the closing bid and asked prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Health Sciences–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Management and administrative fee expenses, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Options Call and put options give the holder the right to purchase or sell, respectively, a security at a specified price on a certain date. Risks arise from possible illiquidity of the options market and from movements in security values. Written options are reflected in the accompanying Statement of Assets and Liabilities at market value. Transactions in options written and related premiums received during the year ended December 31, 2005, were as follows:

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $6,814,000 and $4,832,000, respectively, for the year ended December 31, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

There were no distributions in the year ended December 31, 2005. At December 31, 2005, the tax-basis components of net assets were as follows:

Federal income tax regulations require the fund to defer recognition of capital losses realized on certain covered option transactions; accordingly, $14,000 of realized losses reflected in the accompanying financial statements have not been recognized for tax purposes as of December 31, 2005. The fund intends to retain realized gains to the extent of available capital loss carryfor-wards for federal income tax purposes. During the year ended December 31, 2005, the fund utilized $398,000 of capital loss carryforwards. As of December 31, 2005, the fund had $17,000 of capital loss carryforwards that expire in 2010 and $137,000 that expire in 2011.

For the year ended December 31, 2005, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to the current net operating loss. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2005, the cost of investments for federal income tax purposes was $8,754,000.

NOTE 4 - FOREIGN TAXES

Gains realized upon disposition of certain Indian securities held by the fund are subject to capital gains tax in India, payable prior to repatriation of sale proceeds. The tax is computed on net realized gains, and realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the fund accrues a deferred tax liability for net unrealized gains on Indian securities when applicable.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.95% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors’ fees and expenses, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2005, dividend income from the T. Rowe Price Reserve Funds totaled $5,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2005, and December 31, 2004, was $196,000 and $129,000, respectively.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of T. Rowe Price Health Sciences Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Health Sciences Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the “Fund”) at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, brokers and by agreement to the underlying ownership records for the T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 7, 2006

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund’s directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); “inside” directors are officers of T. Rowe Price. The Board of Directors elects the fund’s officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios	Principal Occupation(s) During Past 5 Years
Overseen]	and Directorships of Other Public Companies

Jeremiah E. Casey** (1940)	Director, National Life Insurance (2001 to 8/05); Director, The Rouse Company, real estate developers
2005 [59]	(1990 to 2004)

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Chairman of the Board,
2001 [113]	and Chief Executive Officer, The Rouse Company, real estate developers (1997 to 2004); Director, Mercantile Bank
(4/03 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm; Chairman, President, and
1994 [113]	Chief Executive Officer, The Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin (1938)	Chairman and President, Nye Corporation (6/88 to present); Director, Canyon Resources Corp. and Golden Star
1994 [113]	Resources Ltd. (5/00 to present) and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn (1943)	Managing Director and President, Global Private Client Services, Marsh Inc. (1999 to 2003); Managing Director and
2003 [113]	Head of International Private Banking, Bankers Trust (1996 to 1999); Director, Eli Lilly and Company and Georgia
Pacific

F. Pierce Linaweaver (1934)	President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers
2001 [113]

Theo C. Rodgers*** (1941)	President, A&R Development Corporation
2005 [97]

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate
2001	Advisors, L.P.; Director, AMLI Residential Properties Trust

*	Each independent director serves until retirement, resignation, or election of a successor.
**	Elected effective October 19, 2005.
***	Elected effective April 1, 2005.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios	Principal Occupation(s) During Past 5 Years
Overseen]	and Directorships of Other Public Companies

John H. Laporte, CFA (1945)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
1994 [15]

James S. Riepe (1943)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
1994 [113]	Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price
Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, all funds

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Executive Vice President, Equity Series

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

Stephen W. Boesel (1944)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Treasurer, Equity Series	Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Equity Series

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Equity Series	International, Inc., and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer, Equity Series	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President, Equity Series

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President, Equity Series	T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price International, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary, Equity Series	Services, Inc.

Joseph M. Milano, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

Edmund M. Notzon, Ph.D., CFA (1945)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Executive Vice President, Equity Series	Investment Services, Inc., and T. Rowe Price Trust Company

Larry J. Puglia, CFA, CPA (1960)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Executive Vice President, Equity Series

Brian C. Rogers, CFA, CIC (1955)	Chief Investment Officer, Director, and Vice President, T. Rowe Price
President, Equity Series	and T. Rowe Price Group, Inc.; Director and Vice President, T. Rowe Price
Trust Company

Charles M. Shriver, CFA (1967)	Vice President, T. Rowe Price
Assistant Vice President, Equity Series

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price International, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Equity Series

William J. Stromberg, CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Vice President, Equity Series	Price Trust Company

John F. Wakeman (1962)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President, Equity Series

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Equity Series

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President, Equity Series	International, Inc., and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2005	2004
Audit Fees	$8,756	$9,059
Audit-Related Fees	563	1,245
Tax Fees	2,487	2,457
All Other Fees	394	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,008,000 and $903,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Equity Series, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	February 21, 2006

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 21, 2006